UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

ANESIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50573	77-0503399
(Commission File No.)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2007, Anesiva, Inc. issued a press release announcing its financial results for the three months ended March 31, 2007 entitled “Anesiva Announces First Quarter 2007 Financial Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Anesiva, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 8, 2007, “Anesiva Announces First Quarter 2007 Financial Results.”

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2007	ANESIVA, INC.

	By:	/S/ Richard P. Powers
Richard P. Powers
Vice President and Chief Financial Officer

3.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 8, 2007, “Anesiva Announces First Quarter 2007 Financial Results.”